Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MBT Financial Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, John L. Skibski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John L. Skibski John L. Skibski
Chief Financial Officer
November 7, 2007
A signed original of this written statement required by Section 906 has been provided to MBT Financial Corp. and will be retained by MBT Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.